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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)
001-33260 (Commission File Number)

Rheinstrasse 20
CH-8200 Schaffhausen
Switzerland
(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

        An Annual General Meeting of Shareholders ("AGM") of Tyco Electronics Ltd. (the "Company") was held on March 10, 2010 to approve the agenda items described below.

        Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company's solicitation.

        A total of 358,523,398 registered shares (78.51% of 456,640,297 registered shares outstanding and entitled to vote as of February 18, 2010, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

        Agenda Item 1.    To elect eleven (11) directors:

  1.1    Pierre R. Brondeau

        A total of 323,804,527 shares (90.32%) were voted for and 34,718,871 shares (9.68%) were counted as voted against (including 2,665,721 votes cast against, 340,039 abstentions and 31,713,111 broker non-votes, which are treated as against votes) the election of this director.

  1.2    Ram Charan

        A total of 326,025,980 shares (90.94%) were voted for and 32,497,418 shares (9.06%) were counted as voted against (including 439,507 votes cast against, 344,801 abstentions and 31,713,110 broker non-votes, which are treated as against votes) the election of this director.

  1.3    Juergen W. Gromer

        A total of 323,820,825 shares (90.32%) were voted for and 34,702,573 shares (9.68%) were counted as voted against (including 2,648,084 votes cast against, 341,378 abstentions and 31,713,111 broker non-votes, which are treated as against votes) the election of this director.

  1.4    Robert M. Hernandez

        A total of 323,200,396 shares (90.15%) were voted for and 35,323,002 shares (9.85%) were counted as voted against (including 3,268,287 votes cast against, 341,605 abstentions and 31,713,110 broker non-votes, which are treated as against votes) the election of this director.

  1.5    Thomas J. Lynch

        A total of 324,505,992 shares (90.51%) were voted for and 34,017,406 shares (9.49%) were counted as voted against (including 1,960,004 votes cast against, 344,292 abstentions and 31,713,110 broker non-votes, which are treated as against votes) the election of this director.

  1.6    Daniel J. Phelan

        A total of 325,923,386 shares (90.91%) were voted for and 32,600,012 shares (9.09%) were counted as voted against (including 544,266 votes cast against, 342,636 abstentions and 31,713,110 broker non-votes, which are treated as against votes) the election of this director.

  1.7    Frederic M. Poses

        A total of 321,668,522 shares (89.72%) were voted for and 36,854,876 shares (10.28%) were counted as voted against (including 4,791,393 votes cast against, 350,373 abstentions and 31,713,110 broker non-votes, which are treated as against votes) the election of this director.

  1.8    Lawrence S. Smith

        A total of 325,721,080 shares (90.85%) were voted for and 32,802,318 shares (9.15%) were counted as voted against (including 749,392 votes cast against, 339,815 abstentions and 31,713,111 broker non-votes, which are treated as against votes) the election of this director.

  1.9    Paula A. Sneed

        A total of 326,165,427 shares (90.97%) were voted for and 32,357,971 shares (9.03%) were counted as voted against (including 307,774 votes cast against, 337,086 abstentions and 31,713,111 broker non-votes, which are treated as against votes) the election of this director.

  1.10    David P. Steiner

        A total of 324,207,226 shares (90.43%) were voted for and 34,316,172 shares (9.57%) were counted as voted against (including 2,264,930 votes cast against, 338,133 abstentions and 31,713,109 broker non-votes, which are treated as against votes) the election of this director.

  1.11    John C. Van Scoter

        A total of 324,742,598 shares (90.58%) were voted for and 33,780,800 shares (9.42%) were counted as voted against (including 1,711,981 votes cast against, 355,710 abstentions and 31,713,109 broker non-votes, which are treated as against votes) the election of this director.

        Agenda Item 2.1.    To approve the 2009 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the period ended September 25, 2009 and the consolidated financial statements for the fiscal year ended September 25, 2009):

        A total of 357,592,559 shares (99.74%) were voted for and 930,839 shares (0.26%) were counted as voted against (including 272,422 votes cast against and 658,417 abstentions, which are treated as against votes) this proposal.

        Agenda Item 2.2.    To approve the statutory financial statements of Tyco Electronics Ltd. for the period ended September 25, 2009:

        A total of 357,201,991 shares (99.63%) were voted for and 1,321,407 shares (0.37%) were counted as voted against (including 593,030 votes cast against and 728,377 abstentions, which are treated as against votes) this proposal.

        Agenda Item 2.3.    To approve the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 25, 2009:

        A total of 357,201,724 shares (99.63%) were voted for and 1,321,674 shares (0.37%) were counted as voted against (including 599,499 votes cast against and 722,175 abstentions, which are treated as against votes) this proposal.

        Agenda Item 3.    To approve the equivalent of a dividend payment in the form of a distribution to shareholders through a reduction of the par value of shares of Tyco Electronics Ltd., such payment to be made in four equal quarterly installments on or before March 25, 2011 (the end of the second fiscal quarter of 2011):

        A total of 357,357,423 shares (99.67%) were voted for and 1,165,975 shares (0.33%) were counted as voted against (including 526,920 votes cast against and 639,055 abstentions, which are treated as against votes) this proposal.

        Agenda Item 4.    To release the members of the board of directors and executive officers of Tyco Electronics Ltd. for activities during fiscal year 2009:

        A total of 342,293,985 shares (95.47%) were voted for and 16,229,413 shares (4.53%) were counted as voted against (including 15,048,911 votes cast against and 1,180,502 abstentions, which are treated as against votes) this proposal.

        Agenda Item 5.    To approve an increase in the number of shares available for awards under the Tyco Electronics Ltd. 2007 Stock and Incentive Plan:

        A total of 228,814,943 shares (63.82%) were voted for and 129,708,455 shares (36.18%) were counted as voted against (including 97,418,015 votes cast against, 577,330 abstentions and 31,713,110 broker non-votes, which are treated as against votes) this proposal.

        Agenda Item 6.1.    To elect Deloitte & Touche LLP as Tyco Electronics Ltd.'s independent registered public accounting firm for the fiscal year ending September 24, 2010:

        A total of 349,783,410 shares (97.56%) were voted for and 8,739,988 shares (2.44%) were counted as voted against (including 8,157,819 votes cast against and 582,169 abstentions, which are treated as against votes) this proposal.

        Agenda Item 6.2.    To elect Deloitte AG, Zurich, Switzerland as Tyco Electronics Ltd.'s Swiss registered auditor until the next annual general meeting of Tyco Electronics Ltd.:

        A total of 357,326,834 shares (99.67%) were voted for and 1,196,564 shares (0.33%) were counted as voted against (including 790,077 votes cast against and 406,487 abstentions, which are treated as against votes) this proposal.

        Agenda item 6.3.    To elect PricewaterhouseCoopers AG, Zurich, Switzerland as Tyco Electronics Ltd.'s special auditor until the next annual general meeting of Tyco Electronics Ltd.:

        A total of 357,681,253 shares (99.77%) were voted for and 842,145 shares (0.23%) were counted as voted against (including 442,797 votes cast against and 399,348 abstentions, which are treated as against votes) this proposal.

        Agenda Item 7.    To approve any adjournments or postponements of the AGM:

        A total of 224,162,826 shares (62.52%) were voted for and 134,360,572 shares (37.48%) were counted as voted against (including 131,399,101 votes cast against and 2,961,471 abstentions, which are treated as against votes) this proposal.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)
By:	/s/ HAROLD G. BARKSDALE Harold G. Barksdale Corporate Secretary

Date: March 10, 2010

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  Item 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURES